SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) November 19, 2001
                                                        -----------------



                       JEWETT-CAMERON TRADING COMPANY LTD.
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             (Exact name of registrant as specified in its charter)


                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)

       000-19954                                       Not Applicable
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(Commission File Number)                    (IRS Employer Identification Number)

                 32275 NW Hillcrest, North Plains, Oregon 97133
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                     (Address of principal executive office)

               Registrant's telephone number, including area code:
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                                  503-647-0110

Item 5.  Other events.

Registrant announced a summary of its fiscal year financial results by press release.

Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Press Release



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.


By: /s/ Donald M. Boone
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    Donald M. Boone, President/CFO/Controller/Director

Date: November 21, 2001